Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report of Georgia International Mining Corp.  (the “Company”) on Form 10-QSB for the period ended September 30, 2007, as filed with the Securities and Exchange Commission (the “Report”), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of the undersigned’s knowledge, that:

          (1)        The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   November 16, 2007                                            By:   /s/ Mark Hague
                                                                                               Mark Hague, Chief Executive Officer (Principal
                                                                                               Executive Officer) Chief Financial Officer, Chief
                                                                                               Accounting Officer and Principal Financial
                                                                                               Officer)